UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 30, 2010

LITHIUM EXPLORATION GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-137481	06-1781911
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11923 SW 37 Terrace, Miami, Florida 33175
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (305) 677-9456

Mariposa Resources, Ltd.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective November 30, 2010, we changed our name from “Mariposa Resources, Ltd.” to “Lithium Exploration Group, Inc.”, by way of a merger with our wholly owned subsidiary Lithium Exploration Group, Inc., which was formed solely for the change of name.

Item 7.01	Regulation FD Disclosure

The name change became effective with the Over-the-Counter Bulletin Board at the opening of trading on December 7, 2010 under the new symbol “LEXG”. Our new CUSIP number is 53680P100.

Item 9.01	Financial Statements and Exhibits

3.01	Articles of Merger

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LITHIUM EXPLORATION GROUP, INC.

/s/ Alexander Walsh
Alexander Walsh
President and Director

Date: December 7, 2010